UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 15, 2026

TOYOTA AUTO RECEIVABLES 2026-D OWNER TRUST
(Exact name of Issuing Entity as specified in its charter)

TOYOTA AUTO FINANCE RECEIVABLES LLC
(Exact name of Depositor/Registrant as specified in its charter)

TOYOTA MOTOR CREDIT CORPORATION
(Exact name of Sponsor as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation)

333-281727 333-281727-08	95-3775816
(Commission File Number)	(IRS Employer Identification No.)

6565 Headquarters Drive, W2-3D, Plano, Texas	75024-5965
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (469) 486-9020

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not applicable	Not applicable	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01	Entry into a Material Definitive Agreement.

On October 15, 2026 (the “Closing Date”), Toyota Auto Finance Receivables LLC (“TAFR LLC”) transferred certain motor vehicle retail installment sales contracts (the “Receivables”) to Toyota Auto Receivables 2026-D Owner Trust (the “Trust”).  The Trust granted a security interest in the Receivables to Citibank, N.A., as indenture trustee (the “Indenture Trustee”), and issued: (i) Class A-1 Asset-Backed Notes in the aggregate original principal amount of $439,750,000; (ii) Class A-2a Asset-Backed Notes in the aggregate original principal amount of $496,092,000; (iii) Class A-2b Asset-Backed Notes in the aggregate original principal amount of $163,158,000; (iv) Class A-3 Asset-Backed Notes in the aggregate original principal amount of  $659,000,000; (v) Class A-4 Asset-Backed Notes in the aggregate original principal amount of $94,500,000; and (vi) Class B Asset-Backed Notes in the aggregate original principal amount of $47,500,000 (collectively, the “Notes”), which are further described in the Final Prospectus dated October 9, 2026 and which were issued on the Closing Date.  In connection with the issuance and sale of the Notes, this Current Report on Form 8-K is being filed to file copies of the following agreements, each dated as of the Closing Date:
1.
a Receivables Purchase Agreement (the “Receivables Purchase Agreement”) between Toyota Motor Credit Corporation (“TMCC”), as seller, and TAFR LLC, as purchaser, pursuant to which TMCC transferred certain motor vehicle retail installment sales contracts (the “Receivables”) to TAFR LLC;

2.
a Sale and Servicing Agreement (the “Sale and Servicing Agreement”) among TAFR LLC, as seller, TMCC, as servicer (in such capacity, the “Servicer”) and sponsor, and the Trust, as issuer, pursuant to which TAFR LLC transferred the Receivables to the Trust and the Receivables are serviced by the Servicer;

3.	an Amended and Restated Trust Agreement (the “Amended and Restated Trust Agreement”) between TAFR LLC and Wilmington Trust, National Association, as owner trustee (the “Owner Trustee”);
4.	an Asset Representations Review Agreement (the “Asset Representations Review Agreement”) among the Trust, TMCC, as Servicer and administrator (in such capacity, the

“Administrator”), and Clayton Fixed Income Services LLC, as asset representations reviewer (the “Asset Representations Reviewer”), relating to the review of certain representations relating to the Receivables;
5.
an Indenture (the “Indenture”) between the Trust, as issuer, and Citibank, N.A., as indenture trustee (in such capacity, the “Indenture Trustee”) and securities intermediary (in such capacity, the “Securities Intermediary”), pursuant to which the Trust issued the Notes;

6.
an Administration Agreement (the “Administration Agreement”) among the Administrator, the Trust and the Indenture Trustee, relating to the provision by the Administrator of certain services for the Trust; and

7.
a Securities Account Control Agreement (the “Securities Account Control Agreement”) among TAFR LLC, as pledgor, the Indenture Trustee, as secured party, and the Securities Intermediary, relating to the pledge and grant of “control” (as such term is defined in the Uniform Commercial Code as in effect on the Closing Date in New York) of the Reserve Account to the Indenture Trustee, on behalf of the holders of the Notes.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

Exhibit No.	Description

1.1*
Underwriting Agreement, dated October 9, 2026, among TAFR LLC, TMCC, and SMBC Nikko Securities America, Inc., CIBC World Markets Corp., Citigroup Global Markets Inc., MUFG Securities Americas Inc. and TD Securities (USA) LLC, acting on behalf of themselves and as representatives of the several underwriters named in the agreement.

4.1	Amended and Restated Trust Agreement, dated as of October 15, 2026, between TAFR LLC and the Owner Trustee.

4.2	Indenture, dated as of October 15, 2026, among the Trust, the Indenture Trustee and the Securities Intermediary.

4.3	Sale and Servicing Agreement, dated as of October 15, 2026, among TAFR LLC, as seller, TMCC, as Servicer and sponsor, and the Trust, as issuer.

4.4	Receivables Purchase Agreement, dated as of October 15, 2026, between TAFR LLC, as purchaser, and TMCC, as seller.

4.5	Administration Agreement, dated as of October 15, 2026, among the Administrator, the Trust, as issuer, and the Indenture Trustee.

4.6	Securities Account Control Agreement, dated as of October 15, 2026, among TAFR LLC, as pledgor, the Indenture Trustee, as secured party, and the Securities Intermediary.

4.7	Asset Representations Review Agreement, dated as of October 15, 2026, among the Trust, as issuer, TMCC, as Servicer and Administrator, and the Asset Representations Reviewer.

36.1*	Depositor Certification, dated October 9, 2026, for shelf offerings of asset-backed securities.
_____________
* Previously filed on Form 8-K on October 14, 2026.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOYOTA AUTO FINANCE RECEIVABLES LLC

By:	/s/ Stephen Bishop
	Name:	Stephen Bishop
	Title:	Secretary

Date: October 15, 2026